UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2009

AMH HOLDINGS, LLC
 (Exact name of registrant as specified in its charter)

Delaware	333-115543	16-1693178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 State Road Cuyahoga Falls, Ohio	44223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 929-1811

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountants.

On September 18, 2009, the Audit Committee of the Board of Directors of Associated Materials, LLC and AMH Holdings, LLC (collectively, “the Company”), approved the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm.

E&Y’s report on the Company’s consolidated financial statements for the two years ended January 3, 2009, and December 29, 2007, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended January 3, 2009, and December 29, 2007, as well as the interim reporting periods preceding the dismissal, there were no disagreements or reportable events of the kind as described in Item 304(a)(1)(iv) and (v) of Regulation S-K between the Company and E&Y regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, except for the following material weakness in internal controls which may be deemed to constitute a reportable event as that term is defined in Item 304(a)(1)(v). The Company disclosed under Item 4 of its Form 10-Q for the quarter ended July 4, 2009, that during the second quarter of 2009 management did not maintain operating effectiveness of certain internal controls over financial reporting for establishing the Company’s allowance for doubtful accounts, the deferral of revenue for specific customer shipments until collectibility is reasonably assured, and accounting for restructuring costs. In addition, E&Y issued on August 18, 2009, a material weakness letter to the Company discussing the aforementioned material weakness in internal controls over financial reporting.

The Company has provided E&Y with a copy of the foregoing disclosures prior to the date of the filing of this report and requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the statements herein or the reasons why it disagreed. A copy of E&Y’s letter to the SEC stating its agreement with the above statements, dated September 24, 2009, is filed as Exhibit 16.1 hereto.

On September 24, 2009, the Audit Committee of the Board of Directors of the Company approved the engagement of Deloitte & Touche LLP (“Deloitte”) as its new independent registered public accounting firm effective for the third quarter ending October 3, 2009. During the two most recent fiscal years and subsequent interim reporting periods prior to engaging Deloitte, the Company did not consult with Deloitte with respect to any accounting or auditing issues regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the consolidated financial statements, the reportable event described above, or any other matter or event as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Document
16.1	Letter of concurrence from E&Y to the SEC regarding changes in certifying accountant, dated September 24, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMH HOLDINGS, LLC

DATE: September 24, 2009	By: /s/ Stephen E. Graham
Stephen E. Graham
Vice President –Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Document
16.1	Letter of concurrence from E&Y to the SEC regarding changes in certifying accountant, dated September 24, 2009